EXHIBIT 4.1



                                    INDENTURE

                          DATED AS OF FEBRUARY 11, 1998


                                     BETWEEN

                           SOURCE CAPITAL CORPORATION

                                       AND

                              BANKERS TRUST COMPANY

                                     TRUSTEE

                               -------------------


                    7 1/2% CONVERTIBLE SUBORDINATED DEBENTURES


                                    DUE 2008


                              ---------------------

                                TABLE OF CONTENTS


                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.  Definitions
     SECTION 1.02.  Incorporation by Reference of Trust Indenture Act
     SECTION 1.03.  Rules of Construction


                                   ARTICLE II
                                 THE SECURITIES

     SECTION 2.01.  Form of Securities and Dating
     SECTION 2.02.  Execution and Authentication
     SECTION 2.03.  Registrar, Paying Agent and Conversion Agent
     SECTION 2.04.  Paying Agent To Hold Money in Trust
     SECTION 2.05.  Securityholder Lists.
     SECTION 2.06.  Transfer and Exchange
     SECTION 2.07.  Replacement Securities
     SECTION 2.08.  Outstanding Securities
     SECTION 2.09.  Treasury Securities
     SECTION 2.10.  Temporary Securities
     SECTION 2.11.  Cancellation
     SECTION 2.12.  Defaulted Interest


                                   ARTICLE III
                                   REDEMPTION

     SECTION 3.01.  Notices to Trustee
     SECTION 3.02.  Selection of Securities To Be Redeemed
     SECTION 3.03.  Notice of Redemption
     SECTION 3.04.  Effect of Notice of Redemption
     SECTION 3.05.  Deposit of Redemption Price
     SECTION 3.06.  Securities Redeemed in Part


                                   ARTICLE IV
                                    COVENANTS

     SECTION 4.01.  Payment of Securities
     SECTION 4.02.  SEC Reports
     SECTION 4.03.  Compliance Certificate
     SECTION 4.04.  Stay, Extension and Usury Laws
     SECTION 4.05.  Liquidation
     SECTION 4.06.  Reservation of Shares of Common Stock for
                    Issuance Upon Conversion
     SECTION 4.07.  Rule 144A Information Requirement

                                    ARTICLE V
                                   SUCCESSORS

     SECTION 5.01.  When Company May Merge, etc.
     SECTION 5.02.  Successor Corporation Substituted


                                   ARTICLE VI
                              DEFAULTS AND REMEDIES

     SECTION 6.01.  Events of Default
     SECTION 6.02.  Acceleration
     SECTION 6.03.  Other Remedies
     SECTION 6.04.  Waiver of Past Defaults
     SECTION 6.05.  Control by Majority
     SECTION 6.06.  Limitation on Suits
     SECTION 6.07.  Rights of Holders To Receive Payment
     SECTION 6.08.  Collection Suit by Trustee
     SECTION 6.09.  Trustee May File Proofs of Claim
     SECTION 6.10.  Priorities
     SECTION 6.11.  Undertaking for Costs


                                   ARTICLE VII
                                     TRUSTEE

     SECTION 7.01.  Duties of Trustee
     SECTION 7.02.  Rights of Trustee
     SECTION 7.03.  Individual Rights of Trustee
     SECTION 7.04.  Trustee's Disclaimer
     SECTION 7.05.  Notice of Defaults
     SECTION 7.06.  Reports by Trustee to Holders
     SECTION 7.07.  Compensation and Indemnity
     SECTION 7.08.  Replacement of Trustee
     SECTION 7.09.  Successor Trustee by Merger, etc.
     SECTION 7.10.  Eligibility; Disqualification
     SECTION 7.11.  Preferential Collection of Claims Against Company


                                  ARTICLE VIII
                             DISCHARGE OF INDENTURE

     SECTION 8.01.  Termination of Company's Obligations
     SECTION 8.02.  Application of Trust Money
     SECTION 8.03.  Repayment to Company
     SECTION 8.04.  Reinstatement

                                   ARTICLE IX
                                   AMENDMENTS

     SECTION 9.01.  Without Consent of Holders
     SECTION 9.02.  With Consent of Holders
     SECTION 9.03.  Compliance with Trust Indenture Act
     SECTION 9.04.  Revocation and Effect of Consents
     SECTION 9.05.  Notation on or Exchange of Securities
     SECTION 9.06.  Trustee Protected


                                    ARTICLE X
                                   CONVERSION

     SECTION 10.01.  Conversion Privilege
     SECTION 10.02.  Conversion Procedure

     SECTION 10.03.  Fractional Shares
     SECTION 10.04.  Taxes on Conversion
     SECTION 10.05.  Company To Provide Stock
     SECTION 10.06.  Adjustment for Dividends and Distributions of
                     Common Stock
     SECTION 10.07.  Adjustment for Rights Issue
     SECTION 10.08.  Adjustment for Other Distributions
     SECTION 10.09.  Adjustment for Subdivision of Common Stock
     SECTION 10.10.  Adjustment for Reclassification of Common Stock
     SECTION 10.11.  [Intentionally Omitted]
     SECTION 10.12.  When Adjustment May Be Deferred
     SECTION 10.13.  When No Adjustment Required
     SECTION 10.14.  Notice of Adjustment
     SECTION 10.15.  Voluntary Reduction
     SECTION 10.16.  Notice of Certain Transactions
     SECTION 10.17.  Reorganization of Company
     SECTION 10.18.  Company Determination Final
     SECTION 10.19.  Trustee's Disclaimer


                                   ARTICLE XI
                           SUBORDINATION OF SECURITIES

     SECTION 11.01.  Securities Subordinate to Senior Debt
     SECTION 11.02.  No Payments When Senior Debt in Default;
                     Payment Over of Proceeds upon Dissolution, Etc.
     SECTION 11.03.  Trustee to Effectuate Subordination
     SECTION 11.04.  Trustee Not Charged With Knowledge of Prohibition
     SECTION 11.05.  Rights of Trustee as Holder of Senior Debt
     SECTION 11.06.  Article Applicable to Paying Agent

                                   ARTICLE XII
                           RIGHT TO REQUIRE REPURCHASE

     SECTION 12.01.  Right To Require Repurchase
     SECTION 12.02.  Notice; Method of Exercising Repurchase Right
     SECTION 12.03.  Certain Definitions
     SECTION 12.04.  Compliance with Rule 13e-4


                                  ARTICLE XIII
                                  MISCELLANEOUS

     SECTION 13.01.  Trust Indenture Act Controls
     SECTION 13.02.  Notices and Common Stockholder Information
     SECTION 13.03.  Communication by Holders with Other Holders
     SECTION 13.04.  Certificate and Opinion as to Conditions Precedent
     SECTION 13.05.  Statements Required in Certificate or Opinion
     SECTION 13.06.  Rules by Trustee and Agents
     SECTION 13.07.  Legal Holidays
     SECTION 13.08.  No Recourse Against Others
     SECTION 13.09.  Counterparts
     SECTION 13.10.  Governing Law
     SECTION 13.11.  No Adverse Interpretation of Other Agreements
     SECTION 13.12.  Successors
     SECTION 13.13.  Severability
     SECTION 13.14.  Table of Contents, Headings, Etc.

     SIGNATURE                                                        42,43

     Exhibit A       A-1

     Exhibit B-I     B-I-1

     Exhibit B-II    B-II-1

                             CROSS-REFERENCE TABLE*


     Trust Indenture
     Act section              Indenture Section
     ---------------          ---------------------------------------------
     310(a)(1)                7.10
        (a)(2)
        (a)(2)                7.10

        (a)(3)                N.A.
        (a)(4)                N.A.
        (b)                   .7.08;  7.10; 13.02
        (c)                   N.A.
        311(a)                7.11
     x  (b)                   7.11
        (c)                   N.A.
     312(a)                   2.05
        (b)                   13.03
        (c)                   13.03
     313(a)                   7.06
        (b)(1)                N.A.
        (b)(2)                7.06
        (c)(3)                7.06;  13.02
        (d)                   7.06
     314(a)                   4.02;  13.02
        (b)                   N.A.
        (c)(1)                13.04
        (c)(2)                13.04
        (c)(3)                N.A.
        (d)                   N.A.
        (e)                   13.05
        (f)                   N.A.
        315(a)                7.01(b)
        (b)                   7.05;  13.02
        (c)                   7.01(a)
        (d)                   7.01(c)
        (e)                   6.11
     316(a)(last sentence)    2.09
        (a)(1)(A)             6.05
        (a)(1)(B)             6.04
        (a)(2)                N.A.
        (b)                   6.07
     317(a)(1)                6.08
        (a)(2)                6.09
        (b)                   2.04
     318(a)                   13.01


     N.A. means not applicable.
     -------------------
     *  This Cross-Reference Table is not part of the Indenture.

          INDENTURE dated as of February 11, 1997, between SOURCE CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Washington (the "Company"), having its principal office at 1825 North Hutchinson Road, Spokane, Washington 99212, and BANKERS TRUST COMPANY, a banking corporation duly organized and validly existing under the laws of the State of New York, as Trustee (the "Trustee"), having its principal office at 4 Albany Street, New York, New York 10006.

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's
     7 1/2% Convertible Subordinated Debentures due 2008 (the "Securities"):

               ARTICLE DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), when used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities by agreement or otherwise.

          "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-Registrar.

          "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board.

          "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

          "CHANGE IN CONTROL" means as provided in Section 12.03.

          "COMMON STOCK" means Common Stock of the Company as it exists on the date of this Indenture or as it may be constituted from time to time.

          "COMPANY" means the party named as such above until a successor replaces it in accordance with Article V and thereafter means the successor.

          "CONVERSION AGENT" means the party named in Section 2.03.

          "CONVERSION DATE" means the date on which the Holder satisfies all the requirements of paragraph 9 of the Securities.

          "CORPORATE TRUST OFFICE" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Indenture is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group or at any other time at such other address as the Trustee may designate from time to time by notice to the Company and Securityholders.

          "CURRENT MARKET PRICE" means (a) for purposes of Section 10.03 the last reported sales price of the Common Stock (as reported by NASDAQ Stock Market s SmallCap Market System) on the last trading day prior to the Conversion Date and (b) for purposes of Sections 10.07,
     10.08 and 12.03, the average of the last reported sales prices of the Common Stock (as reported by NASDAQ) for 15 consecutive trading days commencing 25 trading days before the date in question.
          "DEBT" means

          "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default.

          "DEFINITIVE SECURITY" means as provided in Section 2.01.

          "DESIGNATED EVENT" means as provided in Section 12.03.

          "DESIGNATED SENIOR DEBT" means the principal of (and premium, if any), and interest on and other amounts now or hereafter due on any and all indebtedness now or hereafter incurred under (a) the Loan and Security Agreement between the Company and Seafirst Bank dated May 1, 1997 and/or (b) the Loan Agreement between the Company and Washington Mutual Bank d/b/a Western Bank dated January 15, 1998, as the same may be amended from time to time, including all renewals, extensions and refundings thereof.

          "EVENT OF DEFAULT" means as provided in Section 6.01.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "HOLDER" or "SECURITYHOLDER" means a person in whose name a Security is registered on the securities Register.

          "INDENTURE" means this Indenture as amended from time to time.

          "LEGAL HOLIDAY" means as provided in Section 13.07.

          "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

          "OFFICER" means Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

          "OFFICERS' CERTIFICATE" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Treasurer or a Vice- President of the Company.

          "OPINION OF COUNSEL" means a written opinion from legal counsel which may be an employee of or counsel to the Company or the Trustee.


          "PAYING AGENT" means the party named in Section 2.03.

          "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PRINCIPAL" of a debt security means the principal of the security plus the premium, if any, on the security.

          "REDEMPTION DATE" means the date on which Securities are redeemed by the Company pursuant to Article III.

          "REDEMPTION PRICE" means the amount paid by the Company to redeem a Security, as determined in paragraph 6 of the Securities.

          "REGISTRAR" means the party named in Section 2.03.

          "REPURCHASE DATE" means as provided in Section 12.01.

          "RESTRICTED SECURITY" means any Security that bears or is required to bear the legend set forth in Section 2.06(b).

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES" means the securities described above issued under this Indenture in the form of Exhibit A hereto.

          "SECURITIES REGISTER" means as provided in Section 2.03.

          "SENIOR DEBT" means the principal of (and premium, if any) and interest on and other amounts due on any indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company for money borrowed from others (including, for this purpose, all obligations incurred under capitalized leases or purchase money mortgages) or in connection with the acquisition by it or a Subsidiary of any other business or entity, and, in each case, all renewals, extensions and refundings thereof, other than (a) any such indebtedness as to which, in the instrument creating or evidencing the same, it is provided that such indebtedness is not superior in right of payment to the Securities, (b) indebtedness of the Company to any Affiliate and (c) the Securities. Senior Debt shall include, but shall not be limited to, Designated Senior Debt.

          "SIGNIFICANT SUBSIDIARY" means a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act of 1933, as amended, and the Exchange Act (as such Regulation is in effect on the date hereof) except that any subsidiary the common stock of which is listed on a national securities exchange or authorized for quotation on NASDAQ (at present or at any future relevant time) (a "Public Subsidiary"), and any subsidiary of a Public Subsidiary, shall be deemed not to be a Significant Subsidiary.

          "SUBSIDIARY" of any specified person means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other subsidiaries, or by the Company and one or more other subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code SS 77aaa-77bbbb) as amended and in effect on the date of this Indenture or, if this Indenture is qualified under the TIA, from and after the date of such qualification, the TIA as in effect at the date of such qualification.

          "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

          "TRUST OFFICER" means, with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture.

          "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged. U.S. Government obligations shall not be callable at the issuer's option.

          SECTION 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          SECTION 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the TIA either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                   ARTICLE II
                                 THE SECURITIES

          SECTION 2.01. FORM OF SECURITIES AND DATING. The Securities will be issued in definitive form, substantially in the form of Exhibit A (each, a "Definitive Security"). The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Payment of principal of and any interest on any Definitive Security shall be made to the holder thereof as of the record date for such payment as specified in the form of Definitive Security.

          SECTION 2.02. EXECUTION AND AUTHENTICATION. The Securities shall be executed on behalf of the Company by an officer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of these Officers on the securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a written order of the Company signed by two Officers for the authentication and delivery of such Securities; and the Trustee in accordance with such written order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.

          SECTION 2.03. REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Company shall maintain in such locations as it shall determine (a) an office or agency where securities may be presented for registration of transfer or for exchange ("Registrar"), (b) an office or agency where Securities may be presented for payment ("Paying Agent"), and (c) an office or agency where securities may be presented for conversion("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Securities Register"). The Company may appoint one or more co-Registrars, one or more additional paying agent sand one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-Registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its subsidiaries may act as Conversion Agent, Paying Agent, Registrar or co-Registrar.

          The Company initially appoints the Trustee as Conversion Agent, Paying Agent, Registrar and authenticating agent.

          SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a subsidiary) shall have no further liability for the money. If the Company or a subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

          SECTION 2.05. SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing alist in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.06. TRANSFER AND EXCHANGE. (a) When Definitive Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Definitive Securities or to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Definitive Securities surrendered for transfer or exchange (i) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney, duly authorized in writing, (ii) shall be accompanied by an opinion of counsel acceptable to the Company and to the Registrar or co- Registrar to the effect that such transfer is in compliance with the Securities Act (in substantially the form of Exhibit B-II hereto), and (iii) in the case of Definitive Securities which are Restricted Securities only, shall be accompanied by the following additional information and documents, as applicable:

          (A) if such Definitive Security is being acquired for the account of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B-I hereto); or

          (B) if such Definitive Security is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rules 144 or 145 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B-I hereto); or

          (C) if such Definitive Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B-I hereto).

          To permit the registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.10, 3.06, 9.05 or 10.02). The Registrar or co-Registrar shall not be required to register the transfer of or exchange any Definitive Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          (b) Except as permitted by the following paragraph, each certificate evidencing the Definitive Securities (and all securities issued in exchange therefor or substitution thereof (shares of Common Stock issued upon conversion of any Restricted Security shall bear a comparable legend)) shall bear a legend in substantially the following form:

          THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
          (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (4) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
          (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS
          SECURITY IN AN OFFSHORE TRANSACTION.   THE HOLDER OF THIS
          SECURITY AGREES TO DELIVER SUCH CERTIFICATES, OPINIONS AND OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER BY IT OF THIS SECURITY AND ANY COMMON STOCK ISSUED UPON ITS CONVERSION COMPLIES WITH THE FOREGOING.

          Upon any sale or other transfer of a Restricted Security satisfying the conditions set forth in clause (3) or (4)above, or with respect to any Restricted Security that may be sold pursuant to Rule 144(k) promulgated under the Securities Act, the Registrar or co-Registrar shall permit the Holder thereof to exchange such Restricted Security for Definitive Securities that do not bear the legend set forth above and rescind any restriction on the transfer of such Security; PROVIDED, HOWEVER, with respect to any request for an exchange of a Restricted Security for a Definitive Security which does not bear a legend, which request is made in reliance upon Rule 144(k), the Holder thereof shall certify in writing to the Registrar or co-Registrar that such request is so being made in reliance on Rule 144(k).

          (c) The Company shall not be required (i) to issue, register the transfer of Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 and ending at the close of business on the day of selection, or (ii) to register the transfer of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 2.07. REPLACEMENT SECURITIES. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses(including the fees and expenses of the Trustee) connected therewith.

          Every new security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities.

          SECTION 2.08.  OUTSTANDING SECURITIES.  The Securities
     outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation hereunder, and those described in this Section as not outstanding.

          If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

          A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          SECTION 2.09. TREASURY SECURITIES. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which any Corporate Trust Officer knows are so owned shall be so disregarded.

          SECTION 2.10. TEMPORARY SECURITIES. Until the Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of the Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate the Definitive Securities in exchange for temporary Securities.

          SECTION 2.11. CANCELLATION. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement, conversion or cancellation and shall dispose of cancelled Securities. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article X.

          SECTION 2.12. DEFAULTED INTEREST. If the Company fails to make a payment of interest on the Securities, it shall pay such defaulted interest plus any interest payable on the defaulted interest in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are Securityholders on a subsequent special record date. The Company shall fix any such record date and payment date. At least 15 days before any such record date, the Company shall mail to Securityholders a notice that states the record date, payment date, and amount of such interest to be paid.

                                   ARTICLE III
                                   REDEMPTION

          SECTION 3.01. NOTICES TO TRUSTEE. If the Company elects to redeem Securities pursuant to the optional redemption provisions of paragraph 6 of the Securities, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed. The Company shall give each notice provided for in this Section to the Trustee at least 40 days but not more than 60 days before the Redemption Date(unless a shorter notice period shall be satisfactory to the Trustee).

          SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by lot or by a method that complies with the requirements of any exchange on which the Securities are listed and that the Trustee considers fair and appropriate. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

          SECTION 3.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed at the address of such Holder shown in the Security Register.

          The notice shall identify the Securities to be redeemed and shall state:

          (a)  the Redemption Date;

          (b)  the Redemption Price;

          (c) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or securities in principal amount equal to the unredeemed portion will be issued;

          (d)  the conversion price;

          (e)  the name and address of the Paying Agent and Conversion
     Agent;

          (f) that Securities called for redemption may be converted at any time before the close of business on the business day before the Redemption Date;

          (g) that Holders who want to convert Securities must satisfy the requirements in paragraph 9 of the Securities;

          (h) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (i) that interest on Securities called for redemption ceases to accrue on and after the Redemption Date; and

          (j) that Holders who convert after the date of the redemption notice but before the Redemption Date will be entitled to receive accrued interest on their converted Securities through the Redemption Date.

          At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

          SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once a notice of redemption mailed, Securities called for redemption become due and payable on the Redemption Date at the price set forth in the Security.

          SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. On or before the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

          SECTION 3.06. SECURITIES REDEEMED IN PART. Upon surrender of a Definitive Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Definitive Security equal in principal amount to the unredeemed portion of the Definitive Security surrendered.

                                   ARTICLE IV
                                    COVENANTS

          SECTION 4.01. PAYMENT OF SECURITIES. The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent (other than the Company or a subsidiary) holds on that date money designated for and sufficient to pay all principal and interest then due; PROVIDED, HOWEVER, that money held by the Paying Agent for the benefit of holders of Senior Debt pursuant to the provisions of Article XI hereof shall not be considered paid within the meaning of this Section 4.01.

          To the extent lawful, the Company shall pay interest semiannually(including post-petition interest in any proceeding under any bankruptcy, insolvency or other similar law) on (a) overdue principal, at the rate borne by the Securities and (b) overdue installments of interest (including interest contemplated by clause
     (a) and without regard to any applicable grace period)at the same rate.

          SECTION 4.02. SEC REPORTS. The Company shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA S 314(a). The Company shall timely comply with its reporting and filing obligations under applicable federal securities laws.

          SECTION 4.03. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Events of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited.

          The first certificate pursuant to this Section shall be for the fiscal year ending on December 31, 1998.

          The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default.

          SECTION 4.04. STAY, EXTENSION AND USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

          SECTION 4.05. LIQUIDATION. The Company shall not adopt any plan of liquidation which provides for, contemplates, or the effectuation of which is preceded by, (a) the sale, lease, conveyance or other disposition of all or substantially all the assets of the Company otherwise than substantially as an entirety in accordance with Article V and (b) the distribution of all or substantially all the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to holders of Common Stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the Company's obligations hereunder and under the Securities as to the payment of principal and interest.

          SECTION 4.06. RESERVATION OF SHARES OF COMMON STOCK FOR ISSUANCE UPON CONVERSION. The Company will at all times cause there to be authorized and reserved for issuance upon conversion of the Securities such number of shares of Common Stock as would be issuable upon conversion of all the Securities then outstanding.

          SECTION 4.07. RULE 144A INFORMATION REQUIREMENT. For so long as any of the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder of Securities which continue to be restricted securities in connection with any sale thereof and any prospective purchaser of Securities from such Holder, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                                    ARTICLE V
                                   SUCCESSORS

          SECTION 5.01. WHEN COMPANY MAY MERGE, ETC. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:

          (a) the corporation formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 10.17;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; PROVIDED, HOWEVER, that the predecessor Company in the case of a sale, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest on the Securities.

                                   ARTICLE VI
                              DEFAULTS AND REMEDIES

          SECTION 6.01. EVENTS OF DEFAULT. An "Event of Default" occurs if:

          (a) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days;

          (b) the Company defaults in the payment of the principal or premium, if any, of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

          (c) the Company defaults in the payment of the repurchase price in respect of any Security on the Repurchase Date therefor in accordance with the provisions of Article XII, whether or not such payment is prohibited by the provisions of Article XI;

          (d) the Company defaults in the performance of, or breaches, any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and such default or breach continues for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the then outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (e) the Company defaults under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in $1,000,000 or more of such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the then outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (f) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, conservator, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking of possession by any such official in an involuntary case or other proceeding commenced against it or shall file an answer admitting the material allegations against it in any such proceeding, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing, or becomes unable or fails generally to pay its debts as they become due; or an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or thereafter in effect or seeking the appointment of a trustee, receiver, conservator, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 consecutive days.

          In the case of any Event of Default pursuant to the provisions of this Section 6.01 occurring by reason of any wilful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to paragraph 6 of the Securities, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

          SECTION 6.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in clause (f) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the unpaid principal of and accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (f) of Section 6.01 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

          SECTION 6.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

          SECTION 6.04. WAIVER OF PAST DEFAULTS. Subject to Section 9.02, the Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal (other than principal due by reason of acceleration)of or interest on any Security or a Default which materially and adversely affects the rights of any Holders under Article X.

          SECTION 6.05. CONTROL BY MAJORITY. The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability.

          SECTION 6.06. LIMITATION ON SUITS. A SECURITYHOLDER may pursue a remedy with respect to this Indenture or the Securities only if:

          (a) the Holder gives to the Trustee notice of a continuing Event of Default;

          (b) the Holders of at least 25% in principal amount of the then outstanding Securities make a request to the Trustee to pursue the remedy;

          (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request. A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.Notwithstanding any other provision of this Indenture, the right of any Holder of a Security (a) to bring suit for the enforcement of the right to convert the Security and (b) to require the Company to repurchase the Security pursuant to Article XII, shall not be impaired or affected without the consent of the Holder.

          SECTION 6.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 6.01(a), (b) or (c) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          SECTION 6.10. PRIORITIES. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          FIRST, to the Trustee for amounts due under Section 7.07;

          SECOND, to holders of Senior Debt to the extent required by
          Article XI;

          THIRD, to Securityholders for amounts due and unpaid on the Securities for principal, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, and interest, respectively; and

          FOURTH, to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders other than as provided for in Section 2.12.

          SECTION 6.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                   ARTICLE VII
                                     TRUSTEE

          SECTION 7.01. DUTIES OF TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b)  Except during the continuance of an Event of Default:

               (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture; PROVIDED HOWEVER, that the Trustee is not required to confirm the correctness of any mathematical computations.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

               (i)    this paragraph does not limit the effect of paragraph
          (b) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          SECTION 7.02. RIGHTS OF TRUSTEE. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian or nominee appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

          SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

          SECTION 7.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any private placement memorandum, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture, any statement in any private placement memorandum or any statement in the Securities other than its authentication.

          SECTION 7.05. NOTICE OF DEFAULTS. If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Securityholders, at the name and address which appears in the Securities Register a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Security (including any failure to make any mandatory redemption payment required hereunder), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS. This Section 7.06 shall not be operative as part of this Indenture unless and until this Indenture is qualified under the TIA, if ever, and, until such qualification, this Indenture shall be construed as if this Section
     7.06 were not contained herein.

          Within 60 days after the reporting date (which shall be March 1 of each year), the Trustee shall mail to each Securityholder, at the name and address which appears in the Securities Register a brief report dated as of such reporting date that complies with TIA S 313(a). The Trustee also shall comply with TIA S 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA S 313(c).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 7.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee and its officers, directors, agents and employees against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee.

          When the Trustee incurs expenses or renders services after an Event of default specified in Section 6.01(f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or other similar law.

          SECTION 7.08. REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

          (a)  the Trustee fails to comply with Section 7.10;

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy, insolvency or other similar law;

          (c) a receiver, trustee, liquidator or similar official takes charge of the Trustee or its property; or

          (d)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this
     Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

          SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

          SECTION 7.10. ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee who satisfies the requirements of TIA S 310(a)(1). The Trustee shall always have a combined capital and surplus of $50,000,000 as set forth in its most recent published annual report of condition. The Trustee will at all times comply with, and when this Indenture is qualified under the TIA will be subject to, TIA S 310(b), including the optional provision permitted by the second sentence of TIA S 310(b)(9).

          SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee is subject to TIA S 311(a), excluding any creditor relationship listed in TIA S 311(b). A Trustee who has resigned or been removed shall be subject to TIA S 311(a) to the extent indicated therein. In the event that the Trustee is also serving as the Conversion Agent, Paying Agent or Registrar, the rights, protections, immunities and indemnities granted to the Trustee hereunder shall be afforded to the Conversion Agent, Paying Agent and Registrar.


                                  ARTICLE VIII
                             DISCHARGE OF INDENTURE

          SECTION 8.01. TERMINATION OF COMPANY'S OBLIGATIONS. This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.07 and 8.03 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable hereunder. In addition, the Company may terminate all of its obligations under this Indenture (except the Company's obligations under Sections 7.07 and 8.03) if:

          (a) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption; and

          (b) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal and interest on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder. The Company may make the deposit only during the one- year period and only if
     Article XI permits it. However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07,4.01, 7.07, 8.03, 8.04 and in Article X,
     shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07 and 8.03 shall survive.

          In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money.

          After a deposit made pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

          SECTION 8.02. APPLICATION OF TRUST MONEY. The Trustee shall hold in trust money or U.S. Government obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities. Money and securities so held in trust are not subject to Article XI.

          SECTION 8.03. REPAYMENT TO COMPANY. The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

          The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; PROVIDED, HOWEVER, that the Company shall have first caused notice of such payment to the Company to be mailed to each Securityholder entitled thereto no less than 30 days prior to such payment. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

          SECTION 8.04. REINSTATEMENT. If (a) the Trustee or Paying Agent is unable to apply any money in accordance with Section 8.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and
     (b) the Holders of at least majority in principal amount of the then outstanding Securities so request by written notice to the Trustee, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02; PROVIDED, HOWEVER, that if the Company makes any payment of principal or interest of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.


                                   ARTICLE IX
                                   AMENDMENTS

          SECTION 9.01. WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder:

          (a)  to cure any ambiguity, defect or inconsistency; or

          (b)  to comply with Sections 5.01 and 10.17; or

          (c) to provide for uncertificated Securities in addition to certificated Securities; or

          SECTION 9.02. WITH CONSENT OF HOLDERS. Subject to Section 6.07, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities. Subject to Sections 6.04 and 6.07, the Holders of a majority in principal amount of the then outstanding Securities may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or waiver under this Section may not:

          (a) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

          (b) reduce the rate of or change the time for payment of interest on any Security;

          (c) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

          (d) make any Security payable in money other than that stated in the Security;

          (e) make any change in Section 6.04, 6.07 or 9.02 which adversely affects the rights of the Securityholders;

          (f) make any change that adversely affects the right to convert any Security;

          (g) make any change in Article XI that adversely affects the rights of any Securityholder; or

          (h) waive a default in the payment of the principal (except principal due by reason of acceleration) of, or interest on, any Security or any Default which materially and adversely affects the rights of any Securityholders under Article X.
     After an amendment or waiver under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment or waiver.

          SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

          SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS. Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officer's Certificate certifying that the Holders of the requisite principal amount of securities have consented to the amendment or waiver.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment or waiver becomes effective it shall bind every Securityholder, unless it is of the type described in any of clauses (a)through (h) of Section 9.02. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

          SECTION 9.05. NOTATION ON OR EXCHANGE OF SECURITIES. The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

          SECTION 9.06. TRUSTEE PROTECTED. The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights.


                                    ARTICLE X
                                   CONVERSION

          SECTION 10.01. CONVERSION PRIVILEGE. A Holder of a Security may convert it into Common Stock at any time during the period stated in paragraph 9 of the Securities. The number of shares issuable upon conversion of a Security is determined as follows: divide the principal amount to be converted by the conversion price in effect on the Conversion Date. Round the result to the nearest 1/100th of a share.

          The initial conversion price is stated in paragraph 9 of the Securities. The conversion price is subject to adjustment.

          A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

          SECTION 10.02. CONVERSION PROCEDURE. To convert a Security, a Holder must satisfy the requirements in paragraph 9 of the Securities. As soon as practical, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion together with payment in lieu of any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date.

          No payment or adjustment will be made on conversion of any Security for interest accrued thereon or dividends on any Common Stock issued and the Holder will lose any right to payment of interest on the Securities surrendered for conversion; PROVIDED, HOWEVER, that upon a call for redemption by the Company, accrued and unpaid interest to the Redemption Date shall be payable with respect to Securities that are converted after a redemption notice has been mailed pursuant to Section 3.03 and on or prior to the Redemption Date. Securities surrendered for conversion during the period from the regular record date for an interest payment to the corresponding interest payment date (except Securities called for redemption as described in the preceding sentence) must be accompanied by payment of an amount equal to the interest thereon which the Holder is to receive on such interest payment date.

          If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities surrendered.

          Upon a surrender of a Definitive Security that is converted in part, the Company shall issue and the Trustee shall authenticate for the Holder a new Definitive Security equal in principal amount to the unconverted portion of the Security surrendered.

          If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

          SECTION 10.03. FRACTIONAL SHARES. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver payment in lieu thereof for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the Current Market Price of a full share by the fraction. Round the result to the nearest cent.

          SECTION 10.04. TAXES ON CONVERSION. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          SECTION 10.05. COMPANY TO PROVIDE STOCK. The Company has reserved and shall continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the Securities in full.

          All shares of Common Stock which may be issued upon conversion of the Securities shall be fully paid and non assessable.

          The Company will comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and will use its best efforts to list such shares on each national securities exchange on which the Common Stock is listed.

          SECTION 10.06. ADJUSTMENT FOR DIVIDENDS AND DISTRIBUTIONS OF COMMON STOCK. In case the Company shall pay or make a dividend or other distribution on any class of Capital Stock of the Company in

     Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares of Common Stock and the total number of shares of Common Stock constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this Section 10.06, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          SECTION 10.07. ADJUSTMENT FOR RIGHTS ISSUE. In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this Section 10.07, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

          SECTION 10.08. ADJUSTMENT FOR OTHER DISTRIBUTIONS. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in
     Section 10.07, any dividend or distribution paid in cash out of the earned surplus of the Company and any dividend or distribution referred to in Section 10.06), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and contained in a Board Resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          SECTION 10.09. ADJUSTMENT FOR SUBDIVISION OF COMMON Stock. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          SECTION 10.10. ADJUSTMENT FOR RECLASSIFICATION OF COMMON STOCK. The reclassification of Common Stock into securities including other than Common Stock shall be deemed to involve (a) a distribution of such Securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of Section 10.08) and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of Section 10.09.

          SECTION 10.11.  [Intentionally Omitted]

          SECTION 10.12. WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the conversion price need be made for a transaction referred to in Sections 10.06,10.07, 10.08, 10.09 or 10.10 unless the adjustment would require an increase or decrease of at least 1% in the conversion price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          SECTION 10.13. WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a transaction referred to in Sections 10.06, 10.07, 10.08,
     10.09 or 10.10 if all Securityholders are entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

          No adjustment need be made for rights to purchase Common Stock or issuance of Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          SECTION 10.14. NOTICE OF ADJUSTMENT. Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders and the Trustee notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

          SECTION 10.15. VOLUNTARY REDUCTION. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during the period, provided, that in no event may the conversion price be less than the par value of a share of Common Stock.

          Whenever the conversion price is reduced, the Company shall mail to Securityholders and the Trustee a notice of the reduction and comply with Rule 13e-4 promulgated by the SEC under the Exchange Act, if such rule is applicable, and any other applicable rules and regulations of the SEC. The notice shall state the reduced conversion price and the period it will be in effect.

          A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections 10.06, 10.07,10.08, 10.09 and 10.10.

          SECTION 10.16.  NOTICE OF CERTAIN TRANSACTIONS.  If:

          (a) the Company takes any action that would require an adjustment in the conversion price pursuant to Sections 10.06, 10.07, 10.08,
     10.09 or 10.10 and if the Company does not let Securityholders participate pursuant to Section 10.13;

          (b) the Company takes any action that would require a supplemental indenture pursuant to Section 10.17; or

          (c) there is a liquidation or dissolution of the Company, the Company shall mail to Securityholders and the Trustee a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail such notice at least 15 days before such date. Failure to mail such notice or any defect in it shall not affect the validity of the transaction.

          SECTION 10.17. REORGANIZATION OF COMPANY. If the Company is a party to a transaction subject to Section 5.01, or a merger which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction the Securities shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the Security at the conversion price in effect immediately before the effective date of the transaction.
     Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of the Securities shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice describing the supplemental indenture.

          If securities deliverable upon conversion of the securities, as provided above, are themselves convertible into the securities of an Affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture which shall so provide.

          If this Section applies, Section 10.06 does not apply.

          SECTION 10.18. COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors must make pursuant to
     Section 10.03, 10.08,or 10.13 is conclusive.

          SECTION 10.19. TRUSTEE'S DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under
     Section 10.17 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of the Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee


                                   ARTICLE XI
                           SUBORDINATION OF SECURITIES

          SECTION 11.01. SECURITIES SUBORDINATE TO SENIOR DEBT. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities, by his acceptance thereof likewise covenants and agrees that all Securities issued hereunder shall be subordinated and subject, to the extent and in the manner herein set forth, in right of payment to the prior payment in full of all Senior Debt.

          SECTION 11.02. NO PAYMENTS WHEN SENIOR DEBT IN DEFAULT; PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event the Company shall default in the payment on any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by setoff or otherwise) shall be made or agreed to be made on account of the principal of or interest on the Securities, or in respect of any redemption, retirement, purchase or other acquisition (except through the conversion thereof) of any of the Securities.

          Upon the happening of an event of default with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof(under circumstances when the terms of the preceding paragraph are not applicable), unless and until such event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by setoff or otherwise) shall be made or agreed to be made on account of the principal of or interest on the Securities, or in respect of any redemption, retirement, purchase or other acquisition (except through the conversion thereof) of any of the Securities.

          In the event of:

          (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company or its property, or any of the Company's subsidiaries that are guarantors under Designated Senior Debt,

          (b) any proceeding for the liquidation, dissolution or other winding-up of the Company or its property,

          (c) any assignment by the Company for the benefit of creditors, or

          (d) any other marshalling of the assets of the Company, all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution (direct or indirect), whether in cash, property or securities, by setoff or otherwise, shall be made to any Holder on account of any Securities, and to that end any payment or distribution, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) which would otherwise (but for the subordination provisions contained in this Article) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Senior Debt, as their respective interests may appear, until all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings)shall have been paid in full.

          If the Securities are declared due and payable before their stated maturity because of the occurrence of an Event of Default (under circumstances where the preceding paragraph is not applicable), no payment (direct or indirect) shall be made in respect of any Securities unless and until all Senior Debt has been paid in full or such declaration and its consequence shall have been rescinded and all such defaults shall have been remedied or waived.

          If any payment or distribution (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) shall be received by the Trustee or the Holders in contravention of any of the terms of this Article and before all the Senior Debt has been paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of such Senior Debt at the time outstanding as their respective interests may appear for application to the payment of Senior Debt until all Senior Debt (including any interest thereon accruing after the commencement of any such proceeding referred to in paragraph (a), (b), (c) or(d) above) shall have been paid in full. If the Trustee or any such Holder fails to endorse or assign any such payment or distribution as required by this Section, the Trustee and the Holder of each Security by his acceptance thereof authorizes each holder of Senior Debt, any representative or representatives of holders of Senior Debt and the trustee or trustees under any indenture pursuant to which any instrument evidencing such Senior Debt may have been issued to so endorse or assign the same.

          No holder of Senior Debt shall be prejudiced in the right to enforce subordination of the Securities by any act or failure to act on the part of the Company.

          Subject to the payment in full of all Senior Debt, the Holders shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which ranks on a parity with the Securities and is entitled to like rights of subrogation) to the rights of the holders of Senior Debt to receive payments or distributions applicable to the Senior Debt until the Securities shall be paid in full, and no such payments or distributions shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Securities. The provisions of this Article are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Debt, on the other hand, and nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt and the Holders of the Securities, the obligation of the Company to pay the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Trustee or the Holders from exercising all rights, powers and remedies otherwise permitted by applicable law or under this Indenture, upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, property or securities otherwise payable or deliverable to the Trustee or the Holders.

     Upon any payment or distribution pursuant to this Section, the Trustee shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section, are pending, and the Trustee, subject as between the Trustee and the Holders to the provisions of Section 7.01, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making such payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any person as a holder of Senior

     Debt to participate in any payment or distribution pursuant to this Section, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          SECTION 11.03. TRUSTEE TO EFFECTUATE SUBORDINATION. The Holder of each security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 11.04. TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION. Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject as between the Trustee and the Holders to the provisions of Section 7.01, the Trustee shall not be charged with knowledge of the existence of any Senior Debt, or of any default in the payment of any Senior Debt, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until three business days after the Trustee shall have received written notice thereof from the Company or any holder of Senior Debt or the representative or representatives of such holder; nor shall the Trustee be charged with knowledge of the curing of any such default or of the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect. The provisions of this Section shall not limit any rights of holders of Senior Debt under this Article XI to recover from the Holders of Securities any payment made to any such Holder.

          SECTION 11.05. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in
     Section 7.11, or elsewhere in this Indenture, shall deprive the Trustee of any of its rights as such holder.

          SECTION 11.06. ARTICLE APPLICABLE TO PAYING AGENT. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
     Article in addition to or in place of the Trustee; PROVIDED, however, that Sections 11.04 and 11.05 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

                                   ARTICLE XII
                           RIGHT TO REQUIRE REPURCHASE

          SECTION 12.01. RIGHT TO REQUIRE REPURCHASE. In the event that there shall occur a Designated Event with respect to the Company, then each Securityholder shall have the right, at such Securityholder's option, but subject to the provisions of Article XI and this Article XII to require the Company to purchase, and upon exercise of such right the Company shall purchase, all or any part of such Securityholder's Securities in principal amount of $1,000 or an integral multiple thereof on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice, at 100% of the principal amount, together with accrued interest to the Repurchase Date.

          SECTION 12.02.  NOTICE; METHOD OF EXERCISING REPURCHASE RIGHT.
     (a) On or before the 30th day after the occurrence of a Designated Event, the Company, or at the request of the Company, the Trustee, shall give notice of the occurrence of the Designated Event and of the repurchase right set forth herein arising as a result thereof (the "Company Notice") by first-class mail, postage pre-paid, to each Holder at such Holder's address appearing in the Securities Register. The Company shall also deliver a copy of such Company Notice to the Trustee and cause a copy of such Company Notice to be published in a newspaper of general circulation in the Borough of Manhattan, The City of New York.

          Each Company Notice shall state:

               (i)    the Repurchase Date,

               (ii) the date by which the repurchase right must be exercised,

               (iii) the price at which the repurchase is to be made, if the repurchase right is exercised, and

               (iv) a description of the procedure which a Securityholder must follow to exercise a repurchase right.

          No failure of the Company to give the foregoing notice shall limit any Securityholder's right to exercise a repurchase right.

          (b) To exercise a repurchase right, a Securityholder shall deliver to the Company (or an agent designated by the Company for such purpose in the Company Notice), on or before the 30th day after the date of the Company Notice, (i) written notice of the Securityholder's exercise of such right, which notice shall set forth the name of the Securityholder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and
     (ii) the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company.

     Such written notice shall be irrevocable. If the Repurchase Date falls between any record date for the payment of interest on the Securities and the next succeeding interest payment date, Securities to be repurchased must be accompanied by payment of an amount equal to the interest thereon which the registered Holder thereof is to receive on such interest payment date.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the price payable with respect to the Security or Securities as to which the repurchase right has been exercised in cash to the Securityholder on the Repurchase Date. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Securityholder a replacement Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered Security.

          SECTION 12.03.  CERTAIN DEFINITIONS.  For purposes of Sections
     12.01 and 12.02:

          (a) A "Designated Event" shall be deemed to have occurred on the date of consummation of the purchase, merger or other acquisition transaction as referred to in the definition of a Change in Control.

          (b) As used herein, a "Change in Control" of the Company shall be deemed to have occurred when (i) all or substantially all of the Company's assets are sold as an entirety to any person or related group of persons; (ii) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock would be converted into cash, securities or other property, in each case, other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger, or (iii) any person, or any persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, any subsidiary, any employee stock purchase plan, stock option plan or other stock incentive plan or program, retirement plan or automatic dividend reinvestment plan or any substantially similar plan of the Company or any subsidiary or any person holding securities of the Company for or pursuant to the terms of any such employee benefit plan), together with any Affiliates thereof, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) at least 50% of the total voting power of all classes of Capital Stock of the Company entitled to vote generally in the election of directors of the Company.

          (c) Notwithstanding paragraph (b) above, a Change in Control shall not be deemed to have occurred if (i) the Current Market Price of the Common Stock is at least equal to 105% of the conversion price of the Securities in effect immediately preceding the time of such Change in Control, or (ii) all of the consideration (excluding cash payments for fractional shares) in the transaction giving rise to such Change in Control to the holders of Common Stock consists of shares of common stock that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on NASDAQ, and as a result of such transaction the Securities become convertible solely into such common stock, or (iii) the consideration in the transaction giving rise to such Change in Control to the holders of Common Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on NASDAQ, or a combination of cash and such securities, and the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the daily closing prices of such securities during the ten consecutive trading days commencing with the sixth trading day following consummation of such transaction) is at least 105% of the conversion price of the Securities in effect on the date immediately preceding the closing date of such transaction.

          SECTION 12.04. COMPLIANCE WITH RULE 13e-4. In connection with any repurchase of Securities pursuant to this Article XII, the Company will comply with Rule 13e-4 promulgated by the SEC under the Exchange Act, if such Rule is applicable, and any other applicable rules and regulations of the SEC.

                                  ARTICLE XIII
                                  MISCELLANEOUS

          SECTION 13.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of Section 318(c) of the TIA, the imposed duties, upon qualification of this Indenture under the TIA, shall control.

          SECTION 13.02. NOTICES AND COMMON STOCKHOLDER INFORMATION. Any notice or communication from the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the following addresses:

          If to the Company, at:

               Source Capital Corporation
               1825 North Hutchinson Road
               Spokane, Washington  99212
               Attention:  President

          If to the Trustee, at:

               Bankers Trust Company
               Four Albany Street
               (4th Floor)
               New York, New York 10006
               Attention: Corporate Trust and Agency Group

     The Company or the Trustee by notice to the other may designate an additional or different address for subsequent notices or communications.

          Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the Securities Register. Failure to mail a notice or communication to a Securityholder or any defect in such notice or communication shall not affect its sufficiency with respect to other Securityholders.

          The Company shall mail to each Securityholder a copy of its annual and periodic reports to shareholders, proxy statements and such other information as it is required to furnish to holders of its Common Stock under the provisions of the Exchange Act. Such reports, proxy statements or other written information shall be mailed to the Securityholders at the time it is mailed to the holders of its Common Stock.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it. If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

          SECTION 13.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to TIA S 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA S 312(c).

          SECTION 13.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with.

          SECTION 13.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Every Officer's Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each person signing such Certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officer's Certificate or Opinion of Counsel are based;

          (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          SECTION 13.06. RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

          SECTION 13.07. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          SECTION 13.08. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          SECTION 13.09. COUNTERPARTS. This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 13.10. GOVERNING LAW. The internal laws of the State of New York shall govern this Indenture and the Securities, without regard to the conflicts of laws provisions thereof.

          SECTION 13.11. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 13.12. SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          SECTION 13.13. SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 13.14. TABLE OF CONTENTS, HEADINGS, ETC. The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers or attorneys-in-fact, as the case may be, thereunto duly authorized, as of the day and year first above written.

                                        SOURCE CAPITAL CORPORATION,

                                        By:    /s/ D. M. JONES
                                               ----------------------------
                                        Name:  D. Michael Jones
                                        Title: President

                                        [Seal]

     Attest

     /s/ LESTER L. CLARK
     --------------------------------
     Title: Secretary


     BANKERS TRUST COMPANY,
     as Trustee,

     By:     /s/ KEVIN WEEKS
             ------------------------
     Name:   Kevin Weeks
     Title:  Assistant Vice President

                                    EXHIBIT A

                          (FORM OF DEFINITIVE SECURITY)
     (Face of Security)
     THIS SECURITY AND ANY COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (4) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR
     (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES
     LAWS OF THE STATES OF THE UNITED STATES.   BY ITS ACQUISITION HEREOF,
     THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR (AS DEFINED IN RULE 501 (a) (1),
     (2), (3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION. THE HOLDER OF THIS SECURITY AGREES TO DELIVER SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY AND THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER BY IT OF THIS SECURITY AND ANY COMMON STOCK ISSUED UPON ITS CONVERSION COMPLIES WITH THE FOREGOING.

     No.                                               $
         ----------------                                ------------------

                           SOURCE CAPITAL CORPORATION
                     7 1/2% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2008

                               promises to pay to

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
     or registered assigns, the principal sum of
                                                 --------------------------

     Dollars ($_________) on March 1, 2008.


     Interest Payment Dates:  March 1 and September 1
     Record Dates:            February 15 and August 15

          Reference is hereby made to the further provisions of this 7-1/2% Convertible Subordinated Debenture set forth on the back of this security which further provisions shall for all purposes have the same effect as if set forth at this place.

     Authenticated:                     Dated:

     BANKERS TRUST COMPANY              SOURCE CAPITAL CORPORATION
     as Trustee

     By                                 By
        -----------------------------      -----------------------------
        Authorized Signature               President

     OR                                 Attest

     as Authenticating Agent
                                        --------------------------------
                                        (Assistant) Secretary

     By                                 (SEAL)
        -----------------------------
        Authorized Signature

                           Source Capital Corporation
                     7 1/2% Convertible Subordinated Debenture
                                    due 2008

          1. INTEREST. Source Capital Corporation, a Washington corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on March 1, and September 1 of each year commencing September 1, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 11, 1998. Interest will be computed on the basis of a 360-day year of 12 30-day months.

          2. REGISTRATION RIGHTS. As provided in the Registration Rights Agreement dated as of February 11, 1998 (the Closing Date") (the "Registration Rights Agreement"), between the Company and Pacific Crest Securities, Inc. (the "Placement Agent"), the Company is obligated to use its best efforts to file on or before July 1, 1998, and to use its best efforts to cause to be declared effective as soon as practicable after filing, but in no event later than September 30, 1998, a shelf registration statement to be available for resales of the Common Stock of the Company issuable upon conversion of the Securities and to use its best efforts to keep such shelf registration statement continuously effective for a period of two years from the Closing Date, subject to adjustment as set forth in the Registration Rights Agreement. This description of the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the detailed provisions in the Registration Rights Agreement.

          3. METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest and any interest payable on the defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date for the next interest payment date even though Securities are canceled after the record date on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

          4. PAVING AGENT REGISTRAR AND CONVERSION AGENT The Trustee will act as Conversion Agent, Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without prior notice. The Company or any of its subsidiaries may act in any such capacity.

          5. INDENTURE. The Company issued the Securities under an Indenture dated as of February 11, 1998 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code SS 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $6,000,000 in aggregate principal amount. Capitalized terms used herein and not elsewhere defined shall have the meaning set forth in the Indenture.

          6. OPTIONAL REDEMPTION. The Securities may be redeemed in whole or from time to time in part, at the option of the Company, at any time on or after March 1, 2001, at redemption prices equal to the percentages of the principal amount thereof set forth below in each case together with accrued interest to the redemption date.

          If the redemption date occurs during the 12-month period beginning March 1 of the years indicated below:

               Year                          Percentage
               -------------------           ----------
               2001                          105.0%
               2002                          102.5%
               2003 and thereafter           100.0%

          7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee by lot or by a method that complies with the requirements of any exchange on which the Securities are traded and that the Trustee finds to be fair and appropriate. On and after the Redemption Date interest ceases to accrue on Securities or portions of them called for redemption.

          If this Security is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

          8.   RIGHT TO REQUIRE REPURCHASE.   In the event that there shall
     occur a Designated Event with respect to the Company, then each Securityholder shall have the right, at such Securityholder's option, but subject to the provisions of Article XI of the Indenture, to require the Company to purchase, and upon the exercise of such right the Company shall purchase, all or any part of such Securityholder's

     Securities in a principal amount of $1,000 or an integral multiple thereof on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice, at 100% of the principal amount, together with accrued interest to the Repurchase Date.

          To exercise a repurchase right, a Securityholder shall deliver to the Company (or an agent designated by the, Company for such purpose in the Company Notice), on or before the 30th day after the date of the Company Notice, (i) written notice of the Securityholder's exercise of such right, which notice shall set forth the name of the Securityholder, the principal amount of the Security or Securities (or portion of a security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and
     (ii) the Security or Securities with respect to which the repurchase right is exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. If the Repurchase Date falls between any record date for the payment of interest on the Securities and the next succeeding interest payment date, Securities to be repurchased must be accompanied by payment of an amount equal to the interest thereon which the registered Holder thereof is to receive on such interest payment date.

          9. CONVERSION. A Holder of a Security may convert it into Common Stock of the Company at any time after the earlier of the close of business on September 30, 1998, or the effective date of the registration statements to be filed with the Securities and Exchange Commission pursuant to the Registration Rights Agreement. If the Security is called for redemption, the Holder may convert it at any time prior to the close of business on the business day prior to the Redemption Date (unless the Company shall default in payment due upon redemption thereof). The initial conversion price of $8.01 per share of Common Stock is subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the Conversion Date. No payment or adjustment will be made on conversion of any Security for interest accrued thereon or dividends on any Common Stock issued and the Holder will lose any right to payment of interest on the Securities surrendered for conversion; PROVIDED, HOWEVER, that upon a call for redemption by the Company, accrued and unpaid interest to the Redemption Date shall be payable with respect to Securities that are converted after a Redemption Notice has been mailed and on or prior to the Redemption Date. Securities surrendered for conversion during the period from the regular record date for an interest payment to the corresponding interest payment date (except Securities called for redemption as described in the preceding sentence) must be accompanied by payment of an amount equal to the interest thereon which the Holder is to receive on such interest payment date. The Company will deliver payment in lieu of any fractional share.

          To convert a Security, a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple Of $1,000.

          The conversion price is subject to adjustment as set forth in the Indenture in certain events. No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

          The Company from time to time may voluntarily reduce the conversion price for a period of time, provided that the conversion price is not less than the par value of a share of Common Stock.

          If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the Securities automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after such transaction if the Holder had converted the Security immediately before the effective date of the transaction.

          10. SUBORDINATION. The indebtedness evidenced by the Securities is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Debt, as defined in the Indenture, and this Security is issued subject to such provisions of the Indenture, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

          11. DENOMINATIONS. TRANSFER. EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

          12. PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.

          13. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company's obligations to Securityholders or to make any change that does not adversely affect the rights of any Securityholder.

          14. DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          15. TRUSTEE-DEALINGS WITH THE COMPANY. Bankers Trust Company, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

          16. NO RECOURSE AGAINST OTHERS. A director officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          17. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UIGIMIA Uniform Gifts to Minors Act).

              ASSIGNMENT FORM                CONVERSION NOTICE

      To Assign this Security, fill   To convert this Security into
      in the form below:              Common Stock of the Company,
                                      check the box:
      I or we assign and transfer
      this Security to:                         [   ]

      -----------------------------   To convert only part of this
                                      Security, state the amount:
      -----------------------------
                                      $
      -----------------------------    ----------------------------

      -----------------------------   If you want the stock
                                      certificate made out in
      (Print or type assignee's       another person's name, fill in
      name, address and zip code):    the form below:

      -----------------------------   -----------------------------

      -----------------------------   -----------------------------

      -----------------------------   -----------------------------

      (Insert assignee's Soc. Sec.    (Print or type other person's
      or Tax I.D. No.)                name, address and zip code)

      -----------------------------   -----------------------------
                                      (Insert other person's Soc.
      and irrevocably appoint         Sec. or Tax I.D. no.)

      -----------------------------   -----------------------------
      agent to transfer this
      Security on the books of the
      Company.  The agent may
      substitute another to act for
      him.

      Date:
            ------------------------

                     Your Signature:  -----------------------------
                                      (Sign exactly as your name
                                      appears on the other side of
                                      this Security.  Signature(s)
                                      must be guaranteed by an
                                      Eligible Guarantor Institution
                                      with membership in an approved
                                      signature guarantee program
                                      pursuant to Rule 17Ad-15 under
                                      the Securities Exchange Act of
                                      1934.)

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Article XII of the Indenture, check the box:
                                        [  ]

          If you want to elect to have only part of this Security purchased by the Company pursuant to Article XII of the Indenture, state the amount: $
               -------------------


     Date:                    Your Signature:
           -----------------                  -----------------------------
                                              (Sign exactly as your name
                                              appears on the other side of
                                              this Security.  Signature(s)
                                              must be guaranteed by an
                                              Eligible Guarantor
                                              Institution with membership
                                              in an approved signature
                                              guarantee program pursuant
                                              to Rule 17Ad-15 under the
                                              Securities Exchange Act of
                                              1934.)

                                   EXHIBIT B-I



      CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER
                                  OF SECURITIES

     Re: 7 1/2% Convertible Subordinated Debentures due 2008 of Source Capital Corporation


          This Certificate relates to $
                                       -------------------------------
     principal amount of Securities held in definitive form by
                                                               -------

                                            (the "Transferor").
     --------------------------------------


          The Transferor has requested the Trustee by written order to exchange or register the transfer of a Definitive Security or Securities to a Definitive Security or Securities.

          In connection with such request, the Transferor does hereby acknowledge that the Securities and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any other applicable securities law and, accordingly, none of the Securities or shares of Common Stock issuable upon conversion thereof may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except (A)(i) to a person that the Transferor reasonably believes is a qualified institutional buyer ("Qualified Institutional Buyer") purchasing for its own account or the account of a Qualified

     Institutional Buyer in a transaction meeting the requirements of Rule 144A ("Rule 144A") under the Securities Act, (ii) in an offshore transaction complying with Rule 903 or 904 of Regulation S under the Securities Act, (iii) pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iv) pursuant to any other exemption from the registration requirements of the Securities Act, or (v) pursuant to an effective registration statement under the Securities Act and (B) in accordance with any other applicable securities law.


          In addition, in respect of each such Security, the Transferor does hereby certify as follows:*

          -- Such Security is being acquired for its own account, without transfer.

          -- Such Security is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A or in accordance with Rule 145 or Regulation S under the Securities Act.


          -- Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act.


          -- Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities act, other than Rule 144A, 144 or 145 or Regulation S under the Securities Act.


          An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certificate.

                                        ---------------------------------

                                        (INSERT NAME OF TRANSFEROR)

                                        By:
                                            -----------------------------
     Date:

           --------------------------


     * Check applicable box.

                                  EXHIBIT B-II

                          [FORM OF OPINION OF COUNSEL]

                             [Letterhead of Counsel]

                                                                     [Date]

     SOURCE CAPITAL CORPORATION

     1825 North Hutchinson Road
     Spokane, Washington  99212
     Attention:  President

     BANKERS TRUST COMPANY

     4 Albany Street (4th Floor)
     New York, New York  10006

     [                                      ]
       -------------------------------------

        as Trustee and Registrar
     [                                      ]
       -------------------------------------
     [                                      ]
       -------------------------------------


               Re:    $               Principal Amount of 7 1/2%
                       --------------
                      Convertible Subordinated Debentures due
                      2008 of Source Capital Corporation


     Gentlemen:

          [Name of transferor] has requested that we deliver this opinion to you in connection with the transfer (the "Transfer") to [name of transferee] (the "Transferee") of the above-referenced debentures (the "Debentures") of Source Capital Corporation.

          In connection with this opinion, we have relied upon a certificate of an officer of the Transferee, a copy of which is annexed hereto, and have made such other investigation as we deem necessary or appropriate to enable us to render the opinion set fort below.

          On the basis of the foregoing and in reliance thereon, and assuming that the certificates issued to the Transferee in connection with the Transfer each contain a legend stating that the Debentures have not been registered under the Securities Act of 1933, as amended

     (the "Act"), and may not be sold or transferred in the absence of registration or an exemption therefrom under said Act, we are of the opinion that the Transfer does not require registration under the Act.

          Our opinion herein is limited to United States federal law and we assume no responsibility as to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction. This opinion is furnished by us solely for your benefit, and is not to be otherwise used, circulated or relied upon without our express written consent.



                                        Very truly yours,